UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2023

MULIANG VIAGOO TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-201360	90-1137640
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2498 Wanfeng Highway,

Lane 181 Fengjing Town,

Jinshan District

Shanghai, China 201501

(Address of principal executive offices, including Zip Code)

(86) 21-67355092

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Nunissait Tjandra

On July 10, 2023, Nunissait Tjandra tendered his resignation as a member of the board of directors (the “Board”) of Muliang Viagoo Technology Inc. (the “Company”), effective immediately. Mr. Tjandra’s resignation as a director is not the result of any disagreement with the Company’s operations, policies, or procedures.

The resignation of Nunissait Tjandra has been approved by the Board of Directors of the Company.

Appointment of Suisheng “Jacky” Hu

On July 12, 2023, at the recommendation of the Nominating Committee and Compensation Committee of the Board approved and confirmed the appointment of Dr. Suisheng “Jacky” Hu with annual compensation of US$10,000 as the succeeding director to fill in the vacancy created by Mr. Tjandra’s resignation, effective immediately, until the Company’s next annual meeting of shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation, or removal.

The biographical information of the newly appointed director is set forth below:

Suisheng “Jacky” Hu

Suisheng Hu has over 20 years of auditing and accounting working experience in Chinese NASDAQ and OTC publicly listed companies. His expertise includes international financial management, operations, auditing, funding, internal control maintenance, and corporate governance. He has qualifications in professional accountancy and internal control studies from the CMA (Certified Management Accountants), CIA(Certified Internal Auditor), and CICPA(Chinese Institute of Certified Public Accountants). Mr. Hu earned his bachelor’s and master’s degrees in economics from Shantou University of China. Mr. Hu served as an auditor in Ernst & Young’s Guangzhou Branch from July 2001 to September 2005 after his master’s. He then served as the Financial Manager at Taiwan Horwath Consulting Group’s Guangzhou Branch from October 2005 to September 2010. Mr. Hu is currently focused on financial consulting for Chinese companies who are planning to IPO on the U.S. securities market since October 2010. He was the financial consultant of the Company before his appointment as director.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Offer Letter to Suisheng “Jacky” Hu
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULIANG VIAGOO TECHNOLOGY, INC.

Dated: July 13, 2023	By:	/s/ Lirong Wang
Chief Executive Officer

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